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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        July 10, 2002
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                          GREATE BAY CASINO CORPORATION
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           (Exact name of each Registrant as specified in its charter)



    DELAWARE                         1-6339                   75-1295630
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


                         Two Galleria Tower, Suite 2200
                   13455 Noel Road, LB 48 Dallas, Texas 75240
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code  (972) 392-7777
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         (Former name or former address, if changed since last report.)

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Item 3.  Bankruptcy or Receivership

     On July 23, 2002, Greate Bay Casino Corporation ("Greate Bay") completed liquidation in accordance with the Chapter 11 Plan confirmed by the United States Bankruptcy Court for the District of Delaware on July 10, 2002.

     Greate Bay's only operating subsidiary, Advanced Casino Systems Corporation, was sold pursuant to a Bankruptcy Court Order in March 2002, and, in accordance with the terms of the plan, on July 23, 2002, the proceeds of the sale together with all remaining cash were distributed to creditors or the liquidating trustee, for further distribution to creditors. The common stock of Greate Bay was cancelled and the Company was liquidated.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREATE BAY CASINO CORPORATION
                                            -----------------------------
                                                     Registrant


Date:       July 25, 2002                   By: /s/ John C. Hull
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                                                    John C. Hull
                                                Chief Executive Officer

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